                                                                   EXHIBIT 10.30

                                                            Contract #: 800397R6

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS

      This Service Agreement, made and entered into this day __ of ______, 2003, by and between TEXAS EASTERN TRANSMISSION, LP, a Delaware Limited Partnership (herein called "Pipeline") and UGI UTILITIES, INC. (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

      WHEREAS, Customer and Pipeline are parties to an executed service agreement dated November 1, 2001, under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800397R5); and

      WHEREAS, Pipeline and Customer desire to enter into this Service Agreement to supersede and extend Pipeline's currently effective Contract No. 800397R5;

      NOW, THEREFORE, in, consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof of Pipeline's Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm.

      Subject to the terms, conditions and limitations hereof and of Sections
2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

      Maximum Daily Quantity (MDQ) 41,000 Dth;

            provided, however, that Customer upon provision of one (1) year prior written notice to Pipeline may reduce the MDQ under this Service Agreement by an aggregate quantity not in excess of 41,000 Dth,with any such reduction to be effective on November 1, 2009, or any subsequent November 1 thereafter.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (CONTINUED)

      Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive; for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to
Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

      In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (CONTINUED)

                                   ARTICLE II

                                TERM OF AGREEMENT

      The term of this Service Agreement shall commence on the effective date as set forth above and shall continue in force and effect until October 31, 2009 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon one (1) year prior written notice to the other specifying a termination date of October 31, 2009 or any October 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      IF THIS SERVICE AGREEMENT QUALIIFIES AS A "ROFR AGREEMENT" AS DEFINED IN THE GENERAL TERMS AND CONDITIONS OF PIPELINE'S FERC GAS TARIFF, THE PROVISION OF A TERMINATION NOTICE BY EITHER CUSTOMER OR PIPELINE, PURSUANT TO ARTICLE II, A NOTICE OF PARTIAL REDUCTION IN MDQ PURSUANT TO ARTICLE I OR THE EXPIRATION OF THIS SERVICE AGREEMENT OF ITS OWN TERMS TRIGGERS CUSTOMER'S RIGHTS OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS OF PIPELINE'S FERC GAS TARIFF.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (CONTINUED)

                                   ARTICLE III

                                  RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded:

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (CONTINUED)

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V

                                     QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (CONTINUED)

                                   ARTICLE VI

                                    ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by, registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

      (a) Pipeline: TEXAS EASTERN TRANSMISSION, LP
                    5400 Westheimer Court
                    Houston, TX 77056-5310

      (b) Customer: UGI UTILITIES, INC.
                    100 Kachel Blvd., Suite 400
                    Reading, PA 19607

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII

                                   ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (CONTINUED)

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                       CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                        service agreement dated November 1, 2001, between Pipeline and Customer under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800397R5).

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (CONTINUED)

      IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                    TEXAS EASTERN TRANSMISSION, LP
                                    By its general partner
                                    Duke Energy Gas Tranmission Services, LLC

                                    By _________________________________________

ATTEST:

____________________________

                                    UGI UTILITIES, INC.

                                    BY   /s/
                                      ------------------------------------------
                                         David W. Trego
                                         President & CEO
                                         UGI Utilities, Inc.

ATTEST:

         /s/
----------------------------

                                                            Contract #: 800397R6

                         EXHIBIT A, TRANSPORTATION PATHS
                    FOR BILLING PURPOSES, DATED ___________ ,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
            BETWEEN TEXAS EASTERN TRANSMISSION, LP ("Pipeline"), AND
                        UGI UTILITIES, INC. ("Customer"),
                        DATED _________________________:

(1) Customer's firm Point(s) of Receipt:

                                                        Maximum Daily
                                                          Receipt
                                                      Obligation (plus
Point of                                                  Applicable      Measurement
 Receipt               Description                     Shrinkage)(dth)  Responsibilities      Owner         Operator*
 -------               -----------                     ---------------  ----------------      -----         --------
  71200   CHEVRON - VENICE, LA PLAQUEMINES PA, LA           16,475        CHEVRON USA     CHEVRON USA     VGS P/L


  71750   COLUMBIA GULF - ST. LANDRY PA., LA ST             24,525        COLUMBIA GULF   COLUMBIA  GULF  COLUMBIA GULF
          LANDRY PA., LA

  70011   COLUMBIA GAS - EAGLE, PA., CHESTER CO., PA             0        TX EAST TRAN    TX EAST TRN     COLUMBIA GAS

  75577   COLUMBIA GAS- PENNSBURG, PA BUCKS CO., PA              0        TX EAST TRAN    COLUMBIA GAS    COLUMBIA GAS

                                                                                                          * Confirming Party

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

      Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                            Contract #: 800397R6

                               UGI UTILITIES, INC.

                                             Transportation
Transportation Path                      Path Quantity (Dth/D)
-------------------                      ---------------------
     M1 to M3                                   41,000

SIGNED FOR IDENTIFICATION

PIPELINE:                    /s/
           -----------------------------------------------------

CUSTOMER:                    /s/
           -----------------------------------------------------

SUPERSEDES EXHIBIT A DATED: November 1, 2001

                                                            Contract #: 800397R6

              EXHIBIT B, POINT(S) OF DELIVERY, DATED_____________,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
          BETWEEN TEXAS EASTERN TRANSMISSION, LP ("Pipeline"), AND UGI
                         UTILITIES, INC. ("Customer"),
                             DATED_______________:

                                           Maximum Daily
     Point of                                Delivery
     Delivery          Description          Obligation             Delivery Pressure Obligation
     --------          -----------        ----------------         ----------------------------
                                              (dth)
1.    70011   COLUMBIA GAS - EAGLE, PA    41,000 during     AS PROVIDED IN SECTION 6 OF THE GENERAL TERMS
              CHESTER CO., PA             the period        AND CONDITIONS OF PIPELINES FERC GAS TARIFF
                                          April 16
                                          through
                                          November 15 of
                                          each year)
                                          otherwise 35,593

2.    70069   UGI UTILITIES - COLUMBIA,         5,190        AT THE PRESSURE REQUESTED BY OPERATOR, BUT NOT
              PA LANCASTER CO., PA                           MORE THAN 450 POUNDS PER SQUARE INCH GAUGE

3.    70070   UGI UTILITIES-LANCASTER          41,000        AT THE PRESSURE REQUESTED BY OPERATOR BUT NOT
              PA LANCASTER CO., PA                           MORE THAN 450 POUNDS PER SQUARE INCH GAUGE

4.    70321   UGI UTILITIES - LEBANON, PA      17,000        AT THE PRESSURE  REQUESTED BY OPERATOR BUT NOT
              LEBANON CO., PA                                MORE THAN 450 POUNDS PER SQUARE INCH GAUGE

5.    70322   UGI UTILITIES - READING, PA      41,000        FOR NON-LNG DELIVERIES, AT THE PRESSURE
              BERKS CO., PA                                  REQUESTED BY OPERATOR, BUT NOT MORE THAN 450
                                                             POUNDS PER SQUARE INCH GAUGE. FOR DELIVERIES AT
                                                             THE PRESSURE AT WHICH PIPELINE REQUIRES TO
                                                             OPERATE, BUT NOT LESS THAN 700 POUNDS PER
                                                             SQUARE INCH GAUGE

     Point of                                 Measurement
     Delivery          Description          Responsibilities     Owner        Operator*
     --------          -----------          ----------------     -----        ---------
1.    70011   COLUMBIA GAS - EAGLE, PA      TX EAST           TX EAST       COLUMBIA EAST
              CHESTER CO., PA               TRAN              TRAN

2.    70069   UGI UTILITIES - COLUMBIA,     TX EAST           TX EAST
              PA LANCASTER CO., PA          TRAN              TRAN          UGI UTILITIES

3.    70070   UGI UTILITIES-LANCASTER       TX EAST           TX EAST
              PA LANCASTER CO., PA          TRAN              TRAN          UGI UTILITIES

4.    70321   UGI UTILITIES - LEBANON, PA   TX EAST           TX EAST
              LEBANON CO., PA               TRAN              TRAN          UGI UTILITIES

5.    70322   UGI UTILITIES - READING, PA   TX EAST           TX EAST       UGI UTILITIES
              BERKS CO., PA                 TRAN              TRAN

                                                            Contract #: 800397R6

                               UGI UTILITIES, INC.

                                                 Maximum Daily
      Point of                                      Delivery
      Delivery          Description               Obligation            Delivery Pressure Obligation
      --------          -----------              -------------          ----------------------------
                                                     (dth)
6.     70486    UGI UTILITIES WOMELSDORF, PA         6,500      AT THE PRESSURE REQUESTED BY OPERATOR BUT NOT
                BERKS CO., PA                                   MORE THAN 450 POUNDS PER SQUARE INCH GAUGE

7.     70519    UGI UTILITIES - DAUPHIN CO., PA      41,000     AT THE PRESSURE REQUESTED BY OPERATOR,
                                                                BUT NOT MORE THAN 450 POUNDS PER SQUARE INCH
                                                                GAUGE

8.     71461    COLUMBIA GAS - RICH HILL,            5,190      AT THE PRESSURE REQUESTED BY OPERATOR, BUT NOT
                BUCKS CO., PA                                   MORE THAN 450 POUNDS PER SQUARE INCH GAUGE

9.     71528    UGI UTILITIES - LANCASTER CO.,       7,200      300 POUNDS PER SQUARE INCH GAUGE
                PA ,

10.    72571    COLUMBIA GAS - BERKS CO., PA           519      AT THE PRESSURE REQUESTED BY OPERATOR, BUT NOT
                                                                MORE THAN 450 POUNDS PER SQUARE INCH GAUGE

11.    79513    SS-1 STORAGE POINT                3,612         N/A
                                                  04/01-10/31
                                                  3,612
                                                   11/01-03/31

12.    75577    COLUMBIA GAS - PENNSBURG, PA,      0            AS PROVIDED IN SECTION 6 OF THE GENERAL TERMS
                BUCKS CO., PA                                   AND CONDITIONS OF PIPELINES FERC GAS TARIFF

      Point of                                     Measurement
      Delivery          Description              Responsibilities     Owner          Operator*
      --------          -----------              ----------------     -----          ---------
6.     70486    UGI UTILITIES WOMELSDORF, PA       TX EAST TRAN    TX EAST TRAN  UGI UTILITIES
                BERKS CO., PA

7.     70519    UGI UTILITIES - DAUPHIN CO., PA    TX EAST TRAN    TX EAST TRAN  UGI UTILITIES

8.     71461    COLUMBIA GAS - RICH HILL,          TX EAST TRAN    COLUMBIA GAS  UGI UTILITIES
                BUCKS CO., PA

9.     71528    UGI UTILITIES - LANCASTER CO.,     TX EAST TRAN    TX EAST TRAN  UGI UTILITIES
                PA ,

10.    72571    COLUMBIA GAS - BERKS CO., PA       TX EAST TRAN    COLUMBIA GAS  UGI UTILITIES

11.    79513    SS-1 STORAGE POINT                 N/A             N/A           N/A

12.    75577    COLUMBIA GAS - PENNSBURG, PA,      TX EAST TRAN    COLUMBIA GAS  COLUMBIA GAS
                BUCKS CO., PA
                                                                                 * Confirming Party

provided, however, that Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 93,631 dth per day to points of delivery 70011, 70069, 70070 and 71528 during the period November 16 through April 15, and further provided, that during this time period Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 111,404 dth to points of delivery 70321, 70322, 70486, 70519, 71461 and 72571; and further provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                            Contract #: 800397R6

                               UGI UTILITIES, INC.

Point of        Aggregate Maximum Daily
Delivery        Delivery Obligation (dth)
--------        ------------------------
 No. 1                  68,785
 No. 2                   5,190
 No. 3                  49,000
 No. 4                  17,000
 No. 5                  70,880
 No. 6                   6,500
 No. 7                  58,000
 No. 8                   5,190
 No. 9                  10,023
 No. 10                  7,186
 No. 11                  3,612

Further, pursuant to Section 14.9 of the General Terms and Conditions of Pipelines FERC Gas Tariff Sixth Revised Volume No. 1, Customer has been allocated firm capacity at the Points of Delivery as shown below for deliveries under Rate Schedules CDs, FT-1, SCT, and/or SS-1 at such pressure available in Pipeline's facilities at the point of delivery, subject to receipt of such quantities being acceptable to the Owner and Operator of the Point of Delivery:

      Point of                                                  Section 14.9 Firm   Measurement
      Delivery                   Description                     Capacity (dth/d)  Responsibilities     Owner        Operator
      --------                   -----------                     ----------------  ----------------     -----        --------
1.     70069      UGI UTILITIES - COLUMBIA, PA LANCASTER             12,700          TX EAST TRAN    TX EAST TRAN  UGI UTILITIES
                  CO., PA

      Point of                                                  Section 14.9 Firm   Measurement
      Delivery                   Description                     Capacity (dth/d)  Responsibilities     Owner          Operator
      --------                   -----------                     ----------------  ----------------     -----          --------
2.     70070      COLUMBIA GAS - COLUMBIA, PA LANCASTER PA
                  LANCASTER CO., PA                                  31,328          TX EAST TRAN    TX EAST TRAN  UGI UTILITIES

3.     70321      UGI UTILITIES - LEBANON, PA LEBANON CO., PA         1,253          TX EAST TRAN    TX EAST TRAN  UGI UTILITIES

4.     70486      UGI UTILITIES - WOMELSDORF, PA BERKS  CO, PA        5,000          TX EAST TRAN    TX EAST TRAN  UGI UTILITIES

5.     71438      DAUPHIN CO. GAS - ANNVILLE, LEBANON CO, PA          2,580          TX EAST TRAN    TX EAST TRAN  PPL GAS UTILITIES

6.     71461      COLUMBIA GAS - RICH HILL BUCKS CO., PA                840          TX EAST TRAN    COLUMBIA GAS  UGI UTILITIES

7.     72571      COLUMBIA GAS - BALLY, PA BERKS CO., PA             13,984          TX EAST TRAN    COLUMBIA GAS  UGI UTILITIES

8.     75577      COLUMBIA GAS - PENNSBURG, PA BUCKS CO., PA         75,440          TX EAST TRAN    COLUMBIA GAS  COLUMBIA GAS

SIGNED FOR IDENTIFICATION:

PIPELINE:        /s/
           ------------------------------------
CUSTOMER:        /s/
           ------------------------------------
SUPERSEDES EXHIBIT B DATED November 1, 2001

                                                            Contract #: 800397R6

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
            DATED_________, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
             BETWEEN TEXAS EASTERN TRANSMISSION, LP ("PIPELINE") AND
            UGI UTILITIES, INC. ("CUSTOMER"), DATED________________:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D
                                       To

FROM    STX  ETX  WLA  ELA  M1-24  M1-30   M1-TXG  M1-TGC  M2-24  M2-30   M2-TXG  M2-TGC  M2    M3
STX
ETX                         1,838
WLA
ELA                                39,163
M1-24                                                      1,838
M1-30                                                             39,163
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2                                                                                            41,000
M3

                                                            Contract #: 800397R6

                               UGI UTILITIES, INC.

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D
                                       To

FROM    STX  ETX  WLA  ELA  M1-24  M1-30   M1-TXG  M1-TGC  M2-24  M2-30    M2-TXG M2-TGC  M2     M3
STX
ETX
WLA
ELA
M1-24                                                      1,838
Mi-30                                                             39,163
Ml -TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2                                                                                            41, 000
M3

SIGNED FOR IDENTIFICATION:

PIPELINE:         /s/
            ----------------------------------------------

CUSTOMER:         /s/
            ----------------------------------------------

SUPERSEDES EXHIBIT B DATED November 1, 2001

                                       C-2